Exhibit 10.6

REGISTRATION RIGHTS AGREEMENT

BY AND BETWEEN

MV PARTNERS, LLC

AND

THE BANK OF NEW YORK TRUST COMPANY, N.A.,

AS TRUSTEE OF MV OIL TRUST

DATED AS OF            , 2006

REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of                        , 2006 by and between MV Partners, LLC, a limited liability company formed under the laws of the State of Kansas (the "Company"), and The Bank of New York Trust Company, N.A., in its capacity as trustee of MV Oil Trust (the "Trustee"), a statutory trust formed under the laws of the State of Delaware (the "Trust"). Unless expressly stated otherwise in this Agreement, as used in this Agreement, references to the "Trustee" mean the Trustee as trustee of the Trust and not in its individual capacity.

RECITALS:

        WHEREAS, the Trustee and the Company have entered into a Conveyance of Net Profits Interest dated of even date herewith (the "Conveyance Agreement");

        WHEREAS, in connection with the execution and delivery of the Conveyance Agreement, the Trust has issued to the Company 11,500,000 units of beneficial interest of the Trust ("Trust Units");

        WHEREAS, in connection with the Initial Public Offering, the Company is selling 7,500,000 Trust Units and Affiliates of the Company may sell up to 1,125,000 Trust Units if the underwriters of the Initial Public Offering exercise their over-allotment option; and

        WHEREAS, the Trustee has agreed to file a registration statement or registration statements relating to the sale by the Company and its Transferees (as defined below) of certain of the Trust Units.

        NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, it is agreed as follows:

        SECTION 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

        "Affiliate" means with respect to a specified person, any person that directly or indirectly controls, is controlled by, or is under common control with, the specified person. As used in this definition, the term "control" (and the correlative terms "controlling," "controlled by," and "under common control") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contract or otherwise.

        "Agreement" has the meaning set forth in the preamble hereof.

        "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

        "Company" has the meaning set forth in the preamble hereof.

        "Conveyance Agreement" has the meaning set forth in the recitals hereof.

        "Deferral Notice" has the meaning set forth in Section 3(j) hereof.

        "Deferral Period" has the meaning set forth in Section 3(j) hereof.

        "Demand Notice" has the meaning set forth in Section 2(a) hereof.

        "Demand Registration" has the meaning set forth in Section 2(a) hereof.

        "Effective Period" means the period commencing on the 180th day after the date hereof and ending on the date that all Registrable Securities have ceased to be Registrable Securities.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

        "Expenses" has the meaning set forth in Section 6(a) hereof.

        "Holder" shall mean the Company, its Affiliates that from time to time hold Registrable Securities and any Transferee of the Company to whom Registrable Securities are permitted to be transferred in accordance with the terms of this Agreement, and, in each case, who continues to be entitled to the rights of a Holder hereunder.

        "Indemnified Party" has the meaning set forth in Section 6(d) hereof.

        "Indemnifying Party" has the meaning set forth in Section 6(d) hereof.

        "Initial Public Offering" means the initial public offering of Trust Units registered with the SEC by a registration statement on Form S-1 (Registration No. 333-136609).

        "Material Event" has the meaning set forth in Section 3(j) hereof.

        "person" shall mean any individual, partnership, limited liability company, corporation, trust, unincorporated association, governmental agency, subdivision, or instrumentality, or other entity or association.

        "Piggyback Registration" has the meaning set forth in Section 2(b) hereof.

        "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated under the Securities Act), as amended or supplemented by any amendment, prospectus supplement or free writing prospectus (as defined in Rule 405 promulgated under the Securities Act), including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

        "Registrable Securities" means the Trust Units (not to exceed 4,000,000 Trust Units, subject to adjustment as provided herein) held by the Company and its Affiliates following the sale of all Trust Units sold by the Company and any of its Affiliates in connection with the Initial Public Offering and any securities into or for which such Trust Units have been converted or exchanged, and any security issued with respect thereto upon any dividend, split or similar event until, in the case of any such security, the earliest of (i) its effective registration under the Securities Act and resale in accordance with the Registration Statement covering it, (ii) its sale to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act if the transferee thereof does not receive "restricted securities" as defined in Rule 144, (iii) its sale in a private transaction in which the transferor's rights under this Agreement are not assigned to the transferee of the Securities and (iv) it becomes eligible for resale pursuant to Rule 144(k) (or any similar rule then in effect under the Securities Act).

        "Registration Statement" means any registration statement of the Trust, including any Shelf Registration Statement, that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

        "Required Information" has the meaning set forth in Section 4(a) hereof.

        "Rule 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

        "Rule 144A" means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

        "SEC" means the Securities and Exchange Commission.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

        "Shelf Registration Statement" means a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act registering the resale of Registrable Securities from time to time by Holders thereof.

        "Special Counsel" means Vinson & Elkins L.L.P. or such other successor counsel as shall be specified in writing by the Holders of a majority of all Registrable Securities.

        "Transferee" has the meaning set forth in Section 9(d) hereof.

        "Trust" has the meaning set forth in the preamble hereof.

        "Trust Units" has the meaning set forth in the recitals hereof.

        "Trustee" has the meaning set forth in the preamble hereof.

        SECTION 2. Demand Registration Rights.

        (a)   During the Effective Period, the Holders representing a majority of the then outstanding Registrable Securities may request, by written notice to the Trustee (the "Demand Notice"), that the Trust effect the registration under the Securities Act of the number of Registrable Securities requested to be so registered pursuant to the terms and conditions set forth in this Agreement (each a "Demand Registration"). Following receipt of a Demand Notice for a Demand Registration, the Trustee shall use its reasonable best efforts to file a Registration Statement as promptly as practicable and shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof. All Demand Notices made pursuant to this Section 2 will specify the number of Registrable Securities to be registered, whether or not such Registration Statement should be a Shelf Registration Statement and the intended methods of disposition thereof.

        The Holders shall be entitled to a maximum of three (3) Demand Registrations, which shall include (i) any Demand Registrations for registration pursuant to a Shelf Registration Statement and (ii) any Demand Registrations that are transferred to a Transferee in accordance with Section 9(d) hereof. No Demand Registration shall be deemed to have occurred for purposes of this Section 2(a) if the Registration Statement relating thereto does not become effective or is not maintained effective for the period required pursuant to Section 2(d).

        (b)   In the event that any Demand Registration is transferred to a Transferee in accordance with Section 9(d) hereof, and such Transferee sends a Demand Notice to the Trustee, such Trustee will give notice to the other Holders of such Demand Registration. Such notice shall describe such securities and specify the form, manner and other relevant aspects of such proposed registration. Each Holder may, by written response delivered to the Trustee within twenty (20) days after the receipt by such Holder of any such notice, request that all or a specified part of the Registrable Securities held by such Holder be included in such Demand Registration (a "Piggyback Registration"). Such response shall also specify the intended method of disposition of such Registrable Securities. The Trustee thereupon will use commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Trustee has been so requested to register by the Holders to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities to be so registered. No registration of Registrable Securities of the Holders effected by Piggyback Registration under this Section 2(b) shall relieve the Trustee of any of its obligations to effect registrations of Registrable Securities of the Holders pursuant to, or reduce the total number of Demand Registrations to which the Holders continue to remain entitled under, Section 2(a) hereof.

        (c)   If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter or underwriters advise the Holders of such securities in writing that in its view the total number or dollar amount of Registrable Securities proposed to be sold in such offering is such as to adversely affect the success of such offering (including, without limitation, securities proposed to be included by other Holders of Registrable Securities entitled to include securities in such Registration Statement pursuant to incidental or piggyback registration rights), then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities that in the opinion of such managing underwriter can be sold without adversely affecting such offering, and such number of Registrable Securities shall be allocated as follows:

          (i)    first, the securities for which inclusion in such Demand Registration for which the Demand Notice was submitted; and

          (ii)   second, the securities for which inclusion in any Piggyback Registration for which a notice was submitted in accordance with this Agreement pro rata among the Registrable Securities requested to be included in such Piggyback Registration.

        (d)   The Trustee shall use commercially reasonable efforts to maintain the effectiveness of the Registration Statement with respect to any Demand Registration for a period of at least ninety (90) days (or three years if a Shelf Registration Statement is requested) after the effective date thereof or such shorter period in which all Registrable Securities included in such Registration Statement have actually been sold or all Registrable Securities have ceased to be Registrable Securities; provided, however, that such period shall be extended for a period of time equal to the period the holder of Registrable Securities refrains from selling any securities included in such registration at the request of the Trust pursuant to this Agreement, except that with respect to a Shelf Registration Statement on Form S-3 that becomes effective automatically pursuant to Rule 462(e) under the Securities Act, such period may not be extended beyond three years after the effective date thereof or such shorter or longer period as may be subsequently permitted by the SEC.

        (e)   Notwithstanding the foregoing, if the Trustee shall furnish to the Holders requesting a registration pursuant to this Section 2 within 30 days of receiving such request a certificate signed by the Trustee stating that in the good faith judgment of the Trustee it would be detrimental to the Trust and its unitholders for such Registration Statement to be filed and it is therefore beneficial to defer the filing of such Registration Statement, the Trustee shall have the right to defer such filing for up to 2 periods of not more than 30 days each after receipt of each request of the Holders; provided, however, that the Trustee may not use this right more than once (for a total of up to 60 days) in any 12-month period.

        SECTION 3. Registration Procedures. In connection with the registration obligations of the Trust under Section 2 hereof, during the Effective Period, the Trustee shall:

        (a)   Prepare and file with the SEC a Registration Statement or Registration Statements, including if so requested by the Holders a Shelf Registration Statement, on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof, and use commercially reasonable efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided that before filing any Registration Statement or Prospectus or any amendments or supplements thereto with the SEC (but excluding reports filed with the SEC under the Exchange Act), furnish to the Holders, the Special Counsel and the managing underwriter or underwriters, if any, copies of all such documents proposed to be filed at least three (3) Business Days prior to the filing of such Registration Statement or amendment thereto or Prospectus or supplement thereto.

        (b)   Subject to Section 3(j), prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein with respect to the disposition of all securities covered by such Registration Statement; cause the related Prospectus to be supplemented by any required prospectus supplement or free writing prospectus, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use commercially reasonable efforts to comply with the provisions of the Securities Act applicable to the Trust with respect to the disposition of all securities covered by such Registration Statement during the period provided herein with respect to the disposition of all securities covered by such Registration Statement in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

        (c)   Subject to Section 3(j), from and after the date a Registration Statement is declared effective, the Trustee shall, as promptly as practicable after the date the Required Information is delivered pursuant to Section 4 hereof and in accordance with this Section 3(c):

          (i)    if required by applicable law, file with the SEC a post-effective amendment to the Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Required Information is named as a selling securityholder in the Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Trustee shall file a post-effective amendment to the Registration Statement, use commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable; and

          (ii)   provide such Holder copies of any documents filed pursuant to Section 3(c)(i);

provided, that, if the Required Information is delivered during a Deferral Period, the Trustee shall so inform the Holder delivering such Required Information. The Trustee shall notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 3(c)(i). Notwithstanding anything contained herein to the contrary, the Trustee shall be under no obligation to name any Holder that has failed to deliver the Required Information in the manner set forth in Section 4 hereof as a selling securityholder in any Registration Statement or related Prospectus.

        (d)   As promptly as practicable give notice to the Holders, the Special Counsel and the managing underwriter or underwriters, if any, (i) when any Prospectus, Registration Statement or post-effective amendment to a Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment thereto, when the same has been declared effective, (ii) of any request, following the effectiveness of any Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to any Registration Statement or related Prospectus, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Trustee of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the occurrence of, but not the nature of or details concerning, a Material Event and (vi) of the determination by the Trustee that a post-effective amendment to a Registration Statement will be filed with the SEC, which notice may, at the discretion of the Trustee (or as required pursuant to Section 3(j)), state that it constitutes a Deferral Notice, in which event the provisions of Section 3(j) shall apply.

        (e)   Use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case as promptly as practicable, and provide prompt notice to each Holder of the withdrawal of any such order.

        (f)    If requested by the managing underwriters, if any, or the Holders of the Registrable Securities being sold in connection with an underwritten offering, promptly include in a prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such Holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Trustee has received such request; provided, however, that the Trustee shall not be required to take any actions under this Section 3(f) that are not, in the opinion of counsel for the Trustee, in compliance with applicable law.

        (g)   As promptly as practicable furnish to each Holder, the Special Counsel and each managing underwriter, if any, upon request, at least one (1) conformed copy of the Registration Statement and any amendment thereto, including exhibits and, if requested, all documents incorporated or deemed to be incorporated therein by reference.

        (h)   Deliver to each Holder, the Special Counsel and each managing underwriter, if any, in connection with any sale of Registrable Securities pursuant to a Registration Statement as many copies of the Prospectus relating to such Registrable Securities (including each preliminary Prospectus) and any amendment or supplement thereto as such persons may reasonably request; and the Trustee hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked and subject to Section 3(j)(ii) hereof) to the use of such Prospectus or each amendment or supplement thereto by each Holder and the underwriters, if any, in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

        (i)    Prior to any public offering of the Registrable Securities pursuant to a Registration Statement, use commercially reasonable efforts to register or qualify or cooperate with the Holders, the Special Counsel and the underwriters, if any, in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter reasonably requests in writing (which request may be included with the Required Information); prior to any public offering of the Registrable Securities pursuant to the Registration Statement, use commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period provided herein with respect to the disposition of all securities covered by such Registration Statement in connection with such Holder's offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Registration Statement and the related Prospectus; provided that neither the Trust nor the Trustee will be required to (i) qualify as a foreign entity or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

        (j)    Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of any Registration Statement or the initiation of proceedings with respect to any Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact as a result of which (x) any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (y) any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (a "Material Event"), or (C) the occurrence or existence of any pending corporate development of the Trust that, in the reasonable discretion of the Trustee, makes it appropriate to suspend the availability of any Registration Statement and the related Prospectus, the Trustee shall:

          (i)    in the case of clause (B) above, subject to clause (ii) below, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, subject to clause (ii) below, use commercially reasonable efforts to cause it to be declared effective as promptly as practicable; and

          (ii)   give notice to the Holders and the Special Counsel, if any, that the availability of any Registration Statement is suspended (a "Deferral Notice") and, upon receipt of any Deferral Notice, each Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Trustee that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus, in which case such Holder will use the Prospectus as so supplemented or amended in connection with any offering and sale of Registrable Securities covered thereby.

The Trustee shall use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of the Trustee, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Trust or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter, and (z) in the case of clause (C) above, as soon as, in the reasonable discretion of the Trustee, such suspension is no longer appropriate. The Trustee shall be entitled to exercise its right under this Section 3(j) to suspend the availability of any Registration Statement or any Prospectus (the "Deferral Period") for use by any Holder.

        (k)   If reasonably requested by a Holder or any underwriter participating in any disposition of Registrable Securities, if any, in writing in connection with a disposition by such Holder of Registrable Securities pursuant to a Registration Statement, make reasonably available for inspection during normal business hours by a representative for such Holder(s) of such Registrable Securities, any broker-dealers, underwriters, attorneys and accountants retained by such Holder(s), and any attorneys or other agents retained by a broker-dealer or underwriter engaged by such Holder(s), all relevant financial and other records and pertinent corporate documents and properties of the Trust, and cause the appropriate officers, directors and employees of the Trustee to make reasonably available for inspection during normal business hours on reasonable notice all relevant information reasonably requested by such representative for the Holder(s), or any such broker-dealers, underwriters, attorneys or accountants in connection with such disposition, in each case as is customary for similar "due diligence" examinations; provided that (i) the Trustee shall not be obligated to make available for inspection any information that, based on the reasonable advice of counsel to the Trustee, could subject the Trustee to the loss of privilege with respect thereto and (ii) such persons shall first agree in writing with the Trustee that any information that is reasonably designated by the Trustee as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (a) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (b) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Registration Statement or the use of any Prospectus referred to in this Agreement) or (c) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person; and provided further that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Holders and the other parties entitled thereto by Special Counsel, if any, or another representative selected by the Holders of a majority of Registrable Securities being registered pursuant to such Registration Statement. Any person legally compelled or required by administrative or court order or by a regulatory authority to disclose any such confidential information made available for inspection shall provide the Trustee with prompt prior written notice of such requirement so that the Trustee may seek a protective order or other appropriate remedy.

        (l)    Use its best efforts to comply with all applicable rules and regulations of the SEC and make generally available to the Trust's securityholders earnings statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) for a 12-month period commencing on the first day of the first fiscal quarter of the Trust commencing after the effective date of a Registration Statement, which statements shall be made available no later than the next succeeding Business Day after such statements are required to be filed with the SEC.

        (m)  Cooperate with each Holder and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold or to be sold pursuant to a Registration Statement, which certificates shall not bear any restrictive legends stating that the Registrable Securities evidenced by the certificates are "restricted securities" (as defined by Rule 144), and cause such Registrable Securities to be registered in such names as such Holder or the managing underwriters, if any, may request in writing at least two (2) Business Days prior to any sale of such Registrable Securities.

        (n)   Provide a CUSIP number for all Registrable Securities covered by each Registration Statement not later than the effective date of such Registration Statement.

        (o)   Cooperate with and assist each Holder, the Special Counsel and any underwriters participating in any disposition of Registrable Securities in any filings required to be made with the National Association of Securities Dealers, Inc. in connection with the filing or effectiveness of any Registration Statement, any post-effective amendment thereto or any offer or sale of Trust Units thereunder.

        (p)   In the case of a proposed sale pursuant to a Registration Statement involving an underwritten offering, the Trustee shall enter into such customary agreements on behalf of he Trust (including, if requested, an underwriting agreement in reasonably customary form) and take all such other action, if any, as Holders of a majority of the Registrable Securities being sold or any managing underwriters reasonably shall request in order to facilitate any disposition of the Registrable Securities pursuant to such Registration Statement, including, without limitation, (i) using commercially reasonable efforts to cause its counsel to deliver an opinion or opinions in reasonably customary form, (ii) using its reasonable best efforts to cause its officers to execute and deliver all customary documents and certificates on behalf of the Trust and (iii) using its reasonable best efforts to cause the Trust's independent public accountants to provide a comfort letter or letters in reasonably customary form.

        (q)   Use its reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement taking into account the Trust's business needs.

        (r)   Upon (i) the filing of any Registration Statement and (ii) the effectiveness of any Registration Statement, announce the same, in each case by press release to Reuters Economic Services and Bloomberg Business News.

        (s)   Use commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by the Trust are listed or traded.

        SECTION 4. Holder's Obligations.

        (a)   Each Holder agrees that if such Holder wishes to sell Registrable Securities pursuant to a Registration Statement and related Prospectus, it will do so only in accordance with this Section 4 and Section 3(j) hereof. The Trustee may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Trustee in writing such information required in connection with such registration regarding such seller and the distribution of such Registrable Securities as the Trustee may, from time to time, reasonably request in writing (the "Required Information") and the Trustee may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. In addition, following the date that a Registration Statement is declared effective, each Holder wishing to sell Registrable Securities pursuant to a Registration Statement and related Prospectus agrees to deliver, at least seven (7) Business Days prior to any intended distribution of Registrable Securities under the Registration Statement, to the Trustee any additional Required Information as the Trustee may reasonably request so that the Trustee may complete or amend the information required by any Registration Statement.

        (b)   Each Holder agrees, by acquisition of the Registrable Securities, that no Holder shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto unless such Holder has furnished the Trustee with the Required Information as required pursuant to this Section 4 and the information set forth in the next sentence. Each Holder agrees promptly to furnish to the Trustee all information required to be disclosed in order to make the information previously furnished to the Trustee by such Holder not misleading and any other information regarding such Holder and the distribution of such Registrable Securities as the Trustee may from time to time reasonably request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary in order to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

        SECTION 5. Registration Expenses. The Company shall bear all out-of-pocket fees and expenses incurred in connection with the performance by the Trustee of its obligations under Sections 2 and 3 of this Agreement whether or not any Registration Statement is declared effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with federal and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of the Special Counsel, if any, in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as Holders of a majority of the Registrable Securities being sold pursuant to a Registration Statement may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), (iii) duplication expenses relating to copies of any Registration Statement or Prospectus delivered to any Holders hereunder,

(iv) fees and disbursements of counsel for the Trustee and the Special Counsel, if any, in connection with any Registration Statement, (v) fees of accountants for consents and cold comfort and (vi) the fees and expenses incurred in connection with the listing by the Trustee of the Registrable Securities on any securities exchange on which similar securities of the Trust are then listed. However, the Trust shall pay the internal expenses of the Trustee (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit and the other fees and expenses of the accountants for the Trust not covered by clause (v) of the preceding sentence, other than any expense that would not have otherwise been incurred but for the fact of the filing of the Registration Statement or the timing thereof, the fees and expenses of any person, including special experts, retained by the Trustee and the fees and expenses of any transfer agent for the Registrable Securities. Notwithstanding the provisions of this Section 5, each seller of Registrable Securities shall pay its own selling expenses, including any underwriting discount and commissions, all registration expenses to the extent required by applicable law and, except as otherwise provided herein, fees and expenses of counsel.

        SECTION 6. Indemnification and Contribution.

        (a)   Indemnification by the Trust. The Trust shall indemnify and hold harmless the Company, each Holder and each person, if any, who controls the Company or any Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any reasonable legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) ("Expenses") to which the Company, any Holder or any controlling person of the Company or any Holder may become subject, under or with respect to the Securities Act, the Exchange Act, any other federal or state securities law or otherwise, insofar as such Expenses are caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement at the date and time as of which such Registration Statement was declared effective by the SEC, any preliminary Prospectus or the Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein (in the case of a preliminary Prospectus or Prospectus, in light of the circumstances under which they were made), not misleading, but in each case only with respect to written information relating to the Trust furnished by or on behalf of the Trustee specifically for inclusion in the documents referred to in the foregoing indemnity. Subject to Section 6(e) of this Agreement, the Trust shall reimburse the Company, the Holders and any controlling persons thereof for any legal or other expenses reasonably incurred by the Company, the Holders or any controlling persons thereof in connection with the investigation or defense of any Expenses with respect to which the Company and the Holders or any controlling persons thereof is entitled to indemnity by the Trust under this Agreement. In connection with any underwritten offering pursuant to Section 8, the Trust will also agree to indemnify the underwriters, if any, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act and the Exchange Act) on terms and conditions similar to those set forth herein with respect to the indemnification of the Company and the Holders, if requested in connection with any Registration Statement, such indemnification to be set forth in any underwriting agreement to be entered into by the Trustee with such underwriter(s).

        (b)   Indemnification by the Company. The Company shall indemnify and hold harmless each Holder (other than the Company), the Trust and the Trustee and any agents thereof, individually and as trustee, as the case may be, and each person, if any, who controls such Holder, the Trust or the Trustee within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any Expenses (excluding, however, any taxes, fees and other charges payable by the Trustee on, based on or measured by any fees, commissions or compensation received by the Trustee for its services under this Agreement) to which such Holder, the Trust, the Trustee or any agent thereof or any controlling person of such Holder, the Trust or the Trustee may become subject, under or with respect to the Securities Act, the Exchange Act, any other federal or state securities law or otherwise, insofar as such Expenses are caused by (i) an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state a material fact required to be stated in or necessary to make the statements therein not misleading at the date and time as of which such Registration Statement was declared effective by the SEC, (ii) an untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus or any Prospectus or an omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading as of the date of such preliminary Prospectus or Prospectus and as of the closing of the sale of Trust Units sold thereunder or (iii) any untrue statement or alleged untrue statement of a material fact contained in any other filing, report or other action taken with respect to the Securities Act, the Exchange Act or any other Federal or state securities law, the listing of the Trust Units on the New York Stock Exchange or another national securities exchange or the quotation of the Trust Units on NASDAQ or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable to and shall not indemnify the Holders (other than the Company), the Trustee or any agents or controlling persons thereof, individually or as trustee, as the case may be, in any such case under the preceding clauses (i) and (ii) of this Section 6(b) to the extent that any such Expense arises out of, is based upon or is connected with information relating to (a) the Trustee in its individual capacity or (b) such Holder, in either case prepared or furnished by the Trustee or such Holder, as the case may be, expressly for use in any Registration Statement, any preliminary Prospectus or any Prospectus; and provided, further, that the Company shall not be liable to the Holders (other than the Company), the Trustee or any agents or controlling persons thereof, individually or as trustee, as the case may be, in any such case under the preceding clause (iii) of this Section 6(b) to the extent that any such Expense arises out of, is based upon or is connected with information relating to (a) the Trustee in its individual capacity prepared or furnished by the Trustee and the Trustee is found liable or (b) such Holder prepared or furnished by such Holder and such Holder is found liable. Subject to Section 6(e) of this Agreement, the Company shall reimburse the Holders (other than the Company), the Trust and the Trustee and any agents or controlling persons thereof for any legal or other expenses reasonably incurred by the Holders (other than the Company), the Trust and the Trustee or any agent or controlling persons thereof in connection with the investigation or defense of any Expenses with respect to which the Holders (other than the Company), the Trust and the Trustee or any agent or controlling persons thereof is entitled to indemnity by the Company under this Agreement.

        (c)   Indemnification by Certain of the Holders. Each Holder (other than the Company), severally and not jointly, shall indemnify and hold harmless the Company, the Trust, the Trustee and any agents thereof, individually and as trustee, and any other Holder and each person, if any, who controls the Company, the Trust, the Trustee and any agents thereof, individually and as trustee, or any other Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all Expenses to which the Company, the Trust, the Trustee and any agents thereof, individually and as trustee, any other Holder or any controlling person of the Company, the Trust, the Trustee and any agents thereof, individually and as trustee, or any other Holder may become subject, under or with respect to the Securities Act, the Exchange Act, any other federal or state securities law or otherwise, insofar as such Expenses are caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement at the date and time as of which such Registration Statement was declared effective by the SEC, any preliminary Prospectus or the Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein (in the case of a preliminary Prospectus or Prospectus, in light of the circumstances under which they were made), not misleading, but in each case only with respect to written information relating to such Holder (other than the Company) furnished by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. Subject to Section 6(e) of this Agreement, such Holder shall reimburse the Company, the Trust, the Trustee and any agents thereof, individually and as trustee, the other Holders and any agents or controlling persons thereof for any legal or other expenses reasonably incurred by the Company, the Trust, the Trustee and any agents thereof, individually and as trustee, the other Holders or any agent or controlling persons thereof in connection with the investigation or defense of any Expenses with respect to which the Company, the Trust, the Trustee and any agents thereof, individually and as trustee, and the other Holders or any agent or controlling persons thereof is entitled to indemnity by such Holder under this Agreement.

        (d)   Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 6(a), 6(b) or 6(c) hereof, such person (the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, other than solely by virtue of the rights and obligations of the Indemnifying Party and the Indemnified Party under this Section 6. It is understood that the Indemnifying Party shall not, in respect of the legal expenses of any Indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by, in the case of parties indemnified pursuant to Section 6(a), the Holders of a majority of the Registrable Securities covered by the Registration Statement held by Holders that are indemnified parties pursuant to Section 6(a) and, in the case of parties indemnified pursuant to Section 6(b) or Section 6(c), the Trustee. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final, non-appealable judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any Expenses by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

        (e)   Contribution. To the extent that the indemnification provided for in Section 6(a), 6(b) or 6(c) is unavailable to an Indemnified Party or insufficient in respect of any Expenses referred to therein, then each Indemnifying Party under such paragraph, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party or Indemnifying Parties on the one hand and the Indemnified Party or Indemnified Parties on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party or Indemnifying Parties on the one hand and of the Indemnified Party or Indemnified Parties on the other hand in connection with the statements or omissions that resulted in such Expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the other Holders on the one hand and the Trust on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated or necessary in order to make the statements (in the case of a preliminary Prospectus or Prospectus, in light of the circumstances under which they were made) not misleading, relates to information supplied by the Company, the other Holders or by the Trust, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective number of Registrable Securities they have sold pursuant to a Registration Statement, and not joint.

        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(e) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        (f)    The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an Indemnified Party at law or in equity, hereunder or otherwise.

        (g)   The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder, any person controlling the Company or any other Holder or any Affiliate of the Company or any other Holder or by or on behalf of the Trustee, its officers or directors or any person controlling the Trustee and (iii) the sale of any Registrable Securities by any Holder.

        SECTION 7. Information Requirements. The Trustee covenants that, if at any time before the end of the Effective Period the Trust is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Holder and take such further reasonable action as any Holder may reasonably request in writing (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or Rule 144A under the Securities Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any Holder, the Trustee shall deliver to such Holder a written statement as to whether the Trust has complied with such filing requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Trustee to register any of the Trust's securities under any section of the Exchange Act.

        SECTION 8. Underwritten Registrations. The Holders of Registrable Securities covered by any Registration Statement who desire to do so may sell such Registrable Securities to an underwriter in an underwritten offering for reoffering to the public. If any of the Registrable Securities covered by any Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority of such Registrable Securities included in such offering, subject to the consent of the Trustee (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts and any transfer taxes in connection therewith. No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

        SECTION 9. Miscellaneous.

        (a)   Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of the Trustee, the Company and the Holders of a majority of Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, this Agreement may be amended by written agreement signed by the Trustee, without the consent of the Holders of Registrable Securities, to cure any ambiguity or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision contained herein, or to make such other provisions in regard to matters or questions arising under this Agreement that shall not adversely affect the interests of the Holders of Registrable Securities. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 9(a), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

        (b)   Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by facsimile, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by facsimile, (iii) one (1) Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

          (i)    if to a Holder, at the most current address given by such Holder to the Trustee;

          (ii)   if to the Trust or the Trustee, to:

      MV Oil Trust
      c/o The Bank of New York Trust Company, N.A.
      Global Corporate Trust
      221 West Sixth Street, 1st Floor
      Austin, Texas 78701
      Attention: Mike J. Ulrich
      Fax: (512) 479-2553

      with a copy to:

      Andrews Kurth LLP
      600 Travis, Suite
      4200 Houston, Texas 77002
      Attention: David C. Buck
      Fax: (713) 238-7126

          (iii) if to the Company, to:

      MV Partners, LLC
      250 N. Water, Suite 300
      Wichita, Kansas 67202
      Attention: David L. Murfin
      Fax: (316) 267-6004

      with a copy to:

      Vinson & Elkins L.L.P.
      1001 Fannin, Suite 2500
      Houston, Texas 77002
      Attention: Thomas P. Mason
      Fax: (713) 615-5320

or to such other address as such person may have furnished to the other persons identified in this Section 9(b) in writing in accordance herewith.

        (c)   Approval of Holders. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Trust or its Affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Company or subsequent Holders if such Holders are deemed to be such Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

        (d)   Successors and Transferees. Any person or group of persons who purchases any Registrable Securities from the Company or otherwise holds any Registrable Securities as a result of any sale, liquidation, dividend or distribution by the Company or any of its Affiliates shall be deemed, for purposes of this Agreement, to be a transferee of the Company, but if and only if such person or group (i) agrees to be designated as a transferee, (ii) is specifically designated as a transferee in writing by the Company to the Trustee and (iii) in the case of a group such group shall collectively constitute a Transferee for purposes of this Agreement (including without limitation, for purposes of exercising any Demand Registration right transferred by the Company to such group) (a "Transferee"). This Agreement shall inure to the benefit of and be binding upon such Transferees and shall inure to the benefit of and be binding upon each such Transferees, provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms thereof. If the Company designates any person as a Transferee in accordance with this Section 9(d), then the Registrable Securities acquired by such Transferee shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

        (e)   Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        (f)    Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        (g)   Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

        (h)   Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

        (i)    Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Trust with respect to the Registrable Securities. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Trust with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement.

        (j)    Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effective Period, except for any liabilities or obligations under Section 4, 5 or 6 hereof, each of which shall remain in effect in accordance with its terms.

        (k)   Specific Enforcement; Venue. The parties hereto acknowledge and agree that each would be irreparably damaged if any of the provisions of this Agreement are not performed by the other in accordance with their specific terms or are otherwise breached. It is accordingly agreed that each party shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement by the other and to enforce this Agreement and the terms and provisions hereof specifically against the other, in addition to any other remedy to which such aggrieved party may be entitled at law or in equity. Any action or proceeding seeking to enforce any provision of, or based on any rights arising out of, this Agreement may be brought against any of the parties in the FEDERAL AND KANSAS STATE COURTS SITTING IN WICHITA, SEDGWICK COUNTY, KANSAS and the FEDERAL AND TEXAS STATE COURTS SITTING IN AUSTIN, TRAVIS COUNTY, TEXAS and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

MV PARTNERS, LLC
By:	MV Energy, LLC, its Manager
By:	Murfin, Inc., Member
By:
Name:	David L. Murfin
Title:	President
THE BANK OF NEW YORK TRUST COMPANY, N.A., as trustee of MV Oil Trust
By:
Name:	Mike J. Ulrich
Title:	Vice President